                                                                    EXHIBIT 97.3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   06/01/04 - 06/30/04

                            MONTHLY OPERATING REPORT

       File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                                              FORM NO.       DOCUMENT     EXPLANATION
                                                                                               ATTACHED      ATTACHED
Schedule of Cash Receipts and Disbursements                                     MOR - 1A            x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)          MOR - 1B            x
Statement of Operations                                                          MOR - 2
Balance Sheet                                                                    MOR - 3
Status of Postpetition Taxes                                                     MOR - 4            x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                       x
Summary of Unpaid Postpetition Debts                                             MOR - 4            x
    Listing of aged accounts payable                                                                x
Accounts Receivable Aging                                                        MOR - 5            x
Debtor Questionnaire                                                             MOR - 5            x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                            Authorized Signatory
--------------------------------------               ---------------------------
Signature of Responsible Party                       Title

Montgomery W. Cornell                                7/26/2004
--------------------------------------               ---------------------------
Printed Name of Responsible Party                    Date

PREPARER:

/s/ Andrew Stearns                                   Controller
--------------------------------------               ---------------------------
Signature of Preparer                                Title

Andrew Stearns                                       7/26/2004
--------------------------------------               ---------------------------
Printed Name of Preparer                             Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 06/01/04 - 06/30/04

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                   CURRENT MONTH                         CUMULATIVE FILING TO DATE
                                               DEBTOR             NON-DEBTOR (I)                 ACTUALS
                                               ------             --------------         -------------------------
CASH BEGINNING                                     94                     39                           133

RECEIPTS

Customer Payments (a)                              10                      -                           302
Trust Receipts (b)                                  -                     93                        31,255
Trust Advances (b)                                  -                    (10)                      (15,078)
Receipt of Servicer Fee                             -                      -                           992
DIP Facility Advances                               -                      -                         6,750
Other                                             271                      -                           444

TOTAL RECEIPTS                                    281                     83                        24,665

DISBURSEMENTS

Payroll (d)(e)(f)                                (102)                     -                        (3,192)
Benefits (d)(e)(f)                                 (8)                     -                          (287)
Building Costs (g)                                (29)                     -                          (426)
Equipment Costs                                    (5)                     -                          (164)
Auto, Travel & Entertainment                       (5)                     -                          (169)
Outside Services                                  (11)                     -                          (547)
Sales & Use Taxes                                   -                      -                             -
Payments by Affiliates on Debtor's Behalf (c)     236                      -                         6,006
DIP Facility Repayments                          (281)                     -                        (6,362)
DIP Operating Reserve                               -                      -                          (142)
DIP Fees                                            -                      -                          (108)
Advance to RC III Trust (j)                         -                      -                        (2,400)
Paydown of US Bank Debt                             -                    (21)                      (16,145)
Other Expense (h)                                 (17)                    (1)                         (547)

Professional Fees                                 (62)                     -                          (107)
U.S. Trustee Quarterly Fees                         -                      -                           (15)

TOTAL DISBURSEMENTS                              (283)                   (22)                      (24,606)

NET CASH FLOW                                      (2)                    61                            59

CASH END OF MONTH                                  92                    100                           192

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                                   (283)
   Transfers to Debtor in Possession Accounts                                                            -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                              -
   Disbursements Related to Restricted Funds that are not Estate Expenses                                -
   Payments by Affiliates on Debtor's Behalf (c)                                                      (236)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                       (519)

See footnotes following MOR - 1B.                                       MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 06/01/04 - 06/30/04

BANK RECONCILIATIONS
(in thousands)

                                                                                   ACCOUNTS                    CURRENT MONTH
                                                      DEBTOR OPERATING           NON-DEBTOR (I)      OTHER        ACTUALS
                                                      ----------------           --------------      -----     -------------
CASH BEGINNING OF MONTH                                        94                        39            -             133
RECEIPTS
Customer Payments (a)                                          10                         -            -              10
Trust Receipts (b)                                              -                        93            -              93
Trust Advances (b)                                              -                       (10)           -             (10)
Receipt of Servicer Fee                                         -                         -            -               -
DIP Facility Advances                                           -                         -            -               -
Other                                                         271                         -            -             271
                                                            -----                      ----          ---           -----
TOTAL RECEIPTS                                                281                        83            -             364

DISBURSEMENTS
Payroll (d)(e)(f)                                            (102)                        -            -            (102)
Benefits (d)(e)(f)                                             (8)                        -            -              (8)
Building Costs (g)                                            (29)                        -            -             (29)
Equipment Costs                                                (5)                        -            -              (5)
Auto, Travel & Entertainment                                   (5)                        -            -              (5)
Outside Services                                              (11)                        -            -             (11)
Sales & Use Taxes                                               -                         -            -               -
Payments by Affiliates on Debtor's Behalf (c)                 236                         -                          236
DIP Facility Repayments                                      (281)                        -            -            (281)
DIP Operating Reserve                                           -                         -            -               -
DIP Fees                                                        -                         -            -               -
Advance to RC III Trust (j)                                     -                         -            -               -
Paydown of US Bank Debt                                         -                       (21)           -             (21)
Other Expense (h)                                             (17)                       (1)           -             (18)

Professional Fees                                             (62)                        -            -             (62)
U.S. Trustee Quarterly Fees                                     -                         -            -               -

TOTAL DISBURSEMENTS                                          (283)                      (22)           -            (305)
                                                            -----                      ----          ---           -----

NET CASH FLOW                                                  (2)                       61            -              59
                                                            -----                      ----          ---           -----

CASH END OF MONTH                                              92                       100            -             192
                                                            -----                      ----          ---           -----

BANK BALANCE                                                   92                       100            -             192
   Deposits in Transit                                          -                         -            -               -
   Outstanding Checks                                           -                         -            -               -
   Other                                                        -                         -            -               -
ADJUSTED BANK BALANCE                                          92                       100            -             192

See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 06/01/04 - 06/30/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)

      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $236 paid by DFS on behalf of the Debtor consists of the following:

                       DFS Direct        DFS Allocated       Total
Payroll                    $56                $ 46            $102
Benefits                     5                   3               8
Building Costs               2                  27              29
Equipment Costs              1                   4               5
Auto, Travel & Ent.          5                   0               5
Outside Services             5                   6              11
Professional Fees            0                  62              62
Other                       11                   6              17
                           ---                ----            ----
Total*                     $85                $154            $239

      *Amount is gross of $3 thousand paid out of Debtor's own bank account.

      (d) The number of employees at the end of the period as compared to pre-petition:

July 2003             66
June 2004              2


      (e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 13.4% for BC. Expenses were adjusted for Cobra costs to be reimbursed and payments for prior period workers compensation.

      (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

      (g) Building costs of $29 ($27 allocation from DFS and $2 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

      (h) Other expenses of $17 were primarily the result of $6 in allocations from DFS, $6 in supplies, $2 in moving costs and $3 in direct bank charges paid by the Debtor. Please refer to the DFS footnotes.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

      (j)   To make funds available for clients in the RC III trust.

In re DVI Business Credit Corporation      Case No. 03-12658 (MFW)
                                           Reporting Period: 06/01/04 - 06/30/04

                        STATUS OF POSTPETITION TAXES (a)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                               Beginning      Amount                     Ending
                                                                  Tax       Withheld or      Amount        Tax
                                                               Liability      Accrued         Paid      Liability
                                                               ---------      -------        ------     ---------
FEDERAL

Withholding                                                            -             18         (18)            -

FICA-Employee                                                          -              1          (1)            -

FICA-Employer  (b)                                                     -              1          (1)            -

Unemployment                                                           -              -           -             -

Income (c) (d)                                                    (3,888)          (435)        358        (3,965)

Other                                                                  -              -           -             -

    Total Federal Taxes                                           (3,888)          (415)        338        (3,965)

STATE AND LOCAL

Withholding                                                            -              2          (2)            -

Sales (b)                                                              -              -           -             -

Excise                                                                 -              -           -             -

Unemployment                                                           -              -           -             -

Real Property                                                          -              -           -             -

Personal Property                                                      -              -           -             -

Florida Doc Stamp                                                      -              -           -             -

Franchise                                                              -              -           -             -

Other: Local Income Tax Withholding                                    -              1          (1)            -

    Total State and Local                                              -              3          (3)            -

TOTAL TAXES                                                       (3,888)          (412)        335        (3,965)

                      SUMMARY OF UNPAID POSTPETITION DEBTS

(in thousands)

ACCOUNTS PAYABLE AGING                                                           AMOUNT
----------------------                                                           ------
0 - 30 days                                                                          45

31 - 60 days                                                                          -

61 - 90 days                                                                          -

91+ days                                                                              -

TOTAL ACCOUNTS PAYABLE                                                               45

Explain how and when the Debtor intends to pay any past-due postpetition debts.

See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION           REPORTING PERIOD: 06/01/04 - 06/30/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES

(a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

(b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

(c)   Beginning balance represents a tax benefit asset.

(d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation                                                        Case No. 03-12658 (MFW)
                                                                                             Reporting Period:   06/01/04 - 06/30/04


                             RECEIVABLES (A)
(in thousands)

RECEIVABLES                                                                                             AMOUNT
-----------                                                                                             ------
Total Lines of Credit Collateralized by Third-party Medical Receivables (b)                             243,434

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                YES           NO
----------------------------                                                                                ---           --
1.    Have any assets been sold or transferred outside the normal course of                                                X
      business this reporting period?  If yes, provide an explanation below.

2.    Have any funds been disbursed from any account other than a debtor in                                                X
      possession account this reporting period?  If yes, provide an explanation below.

3.    Have all postpetition tax returns been timely filed? If no, provide an                                 X
      explanation below.

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect?  If no, provide an explanation below.                                             X

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of June 30, 2004 is listed above.

(b) $179.4 million owned by securitization trusts; $64.0 million owned by DVI Business Credit Corporation.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   06/01/04 - 06/30/04

                         DVI BUSINESS CREDIT CORPORATION
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

         7/26/2004                   /s/ Montgomery W. Cornell
-------------------------          -------------------------------------
          Date                       Signature of Responsible Party
                                     Montgomery W. Cornell